CGM ADVISOR TARGETED EQUITY FUND

Supplement dated February 17, 2016 to the CGM Advisor Targeted Equity Fund

Prospectus and Statement of Additional Information, each dated May 1, 2015, as may be revised and supplemented from time to time.

On February 17, 2016, the CGM Advisor Targeted Equity Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.